UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2020

BIONEXUS GENE LAB CORP.
(Exact name of registrant as specified in its charter)

Wyoming	333-229399	35-2604830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 2, Level 10, Tower B, Avenue 3, The Vertical Business Suite II

Bangar South

No. 8 Jalan Kerinchi

59200, Kuala Lumpur

(Address of Principal Executive Offices)

+603 1221-26512

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. These forward-looking statements include, but are not limited to, statements related to our ability to raise sufficient capital to finance our planned operations. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this Current Report on Form 8-K sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Preliminary Statements:

Unless the context requires otherwise, all references to “us,” “we,” “our,” “Company,” or “BioNexus” means BioNexus Gene Lab Corp. This Current Report on Form 8-K responds to the following items of Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.
Item 3.02	Unregistered Sales of Equity Securities.
Item 5.01	Change of Control of Registrant.
Item 9.01	Financial Statements and Exhibits.

__________________________

On December 31, 2020, BioNexus completed a Share Exchange Agreement (“Agreement”) with Chemrex Corporation Sdn. Bhd., a Malaysian company (“Chemrex”), and the shareholders of the Chemrex (“Chemrex Shareholders”) pursuant to which the Company acquired all of the issued and outstanding shares of capital stock of Chemrex from the Chemrex Shareholders in exchange for 68,487,261 shares of common stock of the Company to be issued to the Chemrex Shareholders. A copy of the Agreement is attached as Exhibit 10.5 to the Form 8-K filed by the Company on December 30, 2020. The description of the Share Exchange Agreement above is not complete and is qualified in its entirety by reference to the Agreement which is filed as an exhibit thereto and incorporated herein.

Liong Tai Tan, our Chief Operating Officer (appointed on November 27, 2020), was a Chemrex shareholder and received 14,553,543 shares of common stock in connection with the transaction. Immediately prior to the closing of the Agreement, we had 102,730,891 shares of our common stock issued and outstanding and immediately after the closing of the Agreement, we now have 171,218,152 shares of our common stock issued and outstanding.

Chemrex was incorporated in Malaysia on September 29, 2004 under the name Chemrex Sanitary Wares Sdn. Bhd. The corporate name was changed on February 4, 2008 to Chemrex Corporation Sdn. Bhd. Chemrex is an established industrial chemical supply chain for the manufacturers in industrial and medical components and equipment such as medical equipment/appliances’ casing, tools, aero, automotive, mechanical and electronic industries across South East Asia, Middle East and India, Sri Lanka and Maldives Islands with JIS, ANSI / IPC & ISO 9002 certification superior grade products. It is business is supported by 18 employees, including management, and 8 scientists.

Its principal office address is located at 4 Jalan CJ 1/6 Kawasan Perusahaan Cheras Jaya, Selangor, Malaysia, its phone number is (+60) 192223815, and its website is www.chemrex.com.my.

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For the fiscal year ended December 31, 2019 (audited), Chemrex had revenues of $15,636,064 and had a net profit of $308,083. For the fiscal year ended December 31, 2020 (unaudited), Chemrex had revenues of $18,180,502 and recorded a net income of $848,014. Approximately 75% of its revenues are derived from the sale of various types of resins which are used in a number of different industries.

At closing of the Agreement, we issued a total of 68,487,261 shares of our common stock to the six Chemrex shareholders. The offer and sale of our common stock to the Chemrex shareholders was effected under Regulation S promulgated under the Securities Act, as amended, as each such shareholder is a non-US Person, was not acquiring the shares on behalf of a US Person, and will not sell the shares unless pursuant to a registration statement or an available exemption.

The following table gives effect to the stock issuances to the Chemrex shareholders and sets forth certain information, as of the date hereof, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five percent (5%); (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. The information is based on 171,218,152 shares of common stock issued and outstanding as of this date.

	Amount and Nature of	Percent
Name and Address of Beneficial Owner	Beneficial Ownership(1)	of Class
Officers and Directors
Soo Kow (Kenny) Lai (2) Chairman of Board	15,000,000	8.76%
Chi Yuen (George) Leong (2) President and Director	14,000,000	8.18%
Chan Chong Wong (2) Chief Executive Officer and Director	13,531,584	7.9%
Wei Li Leong (2) Chief Financial Officer	2,797,709	1.63%
Tan Liong Tai (2) Chief Operating Officer	14,553,543	8.5%
All officers and directors as a group (5 persons)	59,882,836	34.97%
5% or greater shareholders
Dr. Choong-Chin Liew (3)	20,000,000	11.68%
Tan Kuan Yew (Hing Kuan Yew) (4)	10,273,090	6.0%
Tham Too Kam (5)	14,553,543	8.5%
Wong Kim Hai (6)	14,553,543	8.5%

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(1). Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has ownership of and voting power and investment power with respect to our Common stock or Preferred Shares. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(2). The address of each shareholder is the address of the Company.

(3). The address of the shareholder is 81 Millersgrove Dr., Toronto, Canada M2R 3S1.

(4). The address of the shareholder is 32 Jalan Putra Mahkota 7/2H, Putra Heights Subang Jaya, Selangor Malaysia 47650.

(5). The address of the shareholder is 12A Jalan Sl 15/1 Bandar Sungai Long Kajang, Selangor Malaysia 43000.

(6). The address of the Shareholder is 24 Jalan Molek 3/8, Taman Molek Johor Baru, Johore Malaysia 81100.

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Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(c)	Exhibits

Exhibit	Description
3.1(d)	Certificate of Incorporation of Chemrex Sanitary Wares Sdn. Bhd. and Amendment to Chemrex Corporation Sdn. Bhd

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIONEXUS GENE LAB CORPORATION

/s/ Chan Chong Wong
Chan Chong Wong
Chief Executive Officer
(Principal Executive Officer)

Date: January 7, 2021

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